Income Tax Status	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Tax Status [Line Items]
Income Tax Status	Income Tax Status
The Plan has received a determination letter from the Internal Revenue Service (“IRS”) dated May 13, 2024, stating that the Plan is qualified under Section 401(a) of the Code and, therefore, the related trust is exempt from taxation. Once qualified, the Plan is required to operate in conformity with the Code to maintain its qualification. Subsequent to this determination by the IRS, the Plan was amended. The Company and Plan management believe that the Plan is currently designed and operated in compliance with the applicable requirements of the Code, and the Plan and related trust continue to be tax-exempt. Therefore, no provision for income taxes has been included in the Plan’s financial statements.
U.S. GAAP requires plan management to evaluate uncertain tax positions taken by the Plan. The financial statement effects of a tax position are recognized when the position is more likely than not, based on the technical merits, to be sustained upon examination by the IRS. The plan administrator has analyzed the tax positions taken by the Plan, and has concluded that as of December 31, 2025, there are no uncertain positions taken or expected to be taken. The Plan has recognized no interest or penalties related to uncertain tax positions. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.